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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 4, 1994



                          CITADEL HOLDING CORPORATION
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             (Exact name of the registrant as specified in charter)



          Delaware                      1-8625                 95-3885184
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       of File Number)


   600 North Brand Boulevard, Glendale, CA                     91203-1241
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(Address of principal executive offices)                       (Zip Code)



      Registrant's telephone number, including area code:  (818) 956-7100



                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.  The Company issued the press release attached hereto as
- - ------   ------------   Exhibit A on August 4, 1994.

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 12, 1994            CITADEL HOLDING CORPORATION



                                 By:  STEVE WESSON
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                                    Steve Wesson
                                    President and
                                    Chief Executive Officer


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